{letterhead}



VIA EDGAR TRANMISSION                         May 21, 1999

Securities and
  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20540

     Re:  Nicholas Equity Income Fund, Inc. (the "Fund")
          SEC File No. 33-69804
          Pre-Effective Amendment No.___
          Post-Effective Amendment No. 6
	  Registration Statement on Form N-1A

To whom it may concern:

      In  connection  with  the amendment  by  the  Fund  of  its registration  statement  on Form N-1A  under  Section  8  of  the
Investment Company Act of 1940, as amended, and pursuant to the provisions of Rule 472 and Rule 485 under the Securities Act of 1933, as amended, and pursuant to Regulation S-T relating to electronic filings, we enclose for filing a copy of Post-
Effective   Amendment  No.  6  to  the  Registration  Statement.
As indicated in the Exhibit Index certain exhibits will follow in subsequent filing(s) as well as other pertinent financial data.


				   Very truly yours,

                               NICHOLAS COMPANY, INC.



                                   /s/ Jeffery T. May
                                   --------------------
                                   JEFFREY T. MAY
                                   Senior Vice President and Treasurer
Enclosure
As  filed with the Securities and Exchange Commission on May  20, 1999

                                        Registration No. 33-69804
                                                         811-8062
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 PRE-EFFECTIVE AMENDMENT NO. __
                 POST-EFFECTIVE AMENDMENT NO. 6

                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                      POST-AMENDMENT NO. 6



               NICHOLAS EQUITY INCOME FUND, INC.
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       700 North Water Street, Milwaukee, Wisconsin 53202
            (Address of Principal Executive Offices)

                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)

                 ALBERT O. NICHOLAS, PRESIDENT
               NICHOLAS EQUITY INCOME FUND, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            Copy to:
                         TERESA M. LEVY
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202
            (Name and Address of Agent for Service)

It is proposed that the filing will become effective:

        immediately upon filing pursuant to paragraph (b)
        on                    pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a)
  X    on July 31, 1999 pursuant to paragraph (a)(1)
        75 days after filing pursuant to paragraph (a)(2)
        on __________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Common Stock, $0.01 par value per share

      Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby elects to register an indefinite number of shares of its Common Stock. On _________, 1999, the Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended March 31, 1999.











               NICHOLAS EQUITY INCOME FUND, INC.




                           FORM N-1A







                      PART A:  PROSPECTUS






               NICHOLAS EQUITY INCOME FUND, INC.

                           PROSPECTUS
                         JULY 31, 1999


The  Fund's primary investment objective is to produce reasonable
income  for  the  investor.   Moderate  long-term  growth  is   a
secondary consideration.

     This Prospectus gives vital information about the Fund. For your benefit and protection, please read it before you invest and keep it on hand for future reference.



                       INVESTMENT ADVISER
                     NICHOLAS COMPANY, INC.


              MINIMUM INITIAL INVESTMENT - $2,000


                 AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR  DISAPPROVED
        OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
          PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANYONE
         WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                     700 NORTH WATER STREET
                           SUITE 1010
                   MILWAUKEE, WISCONSIN 53202
                          414-272-6133
                          800-227-5987
                       TABLE OF CONTENTS

                                                             PAGE
AN OVERVIEW OF THE FUND................................        __
FUND INVESTMENTS.......................................        __
INVESTMENT RISKS.......................................
FINANCIAL HIGHLIGHTS...................................        __
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE............        __


THE FUND'S INVESTMENT ADVISER..........................        __
PRICING OF FUND SHARES.................................        __
PURCHASE OF FUND SHARES................................        __
REDEMPTION OF FUND SHARES..............................        __
EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS..............        __
TRANSFER OF FUND SHARES................................        __

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS........        __
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN............        __

SYSTEMATIC WITHDRAWAL PLAN.............................        __
INDIVIDUAL RETIREMENT ACCOUNTS.........................        __
MASTER RETIREMENT PLAN.................................        __


YER 2000 ISSUES........................................        __
FOR MORE INFORMATION ABOUT THE FUND....................   Back Cover

      You  should rely only on the information contained in  this
document  or  incorporated  by  reference.   The  Fund  has   not
authorized anyone to provide you with information that is different.

      This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of this Prospectus and the time you receive it.

                        AN OVERVIEW OF THE FUND

GOALS

     The Fund's main goal is to produce reasonable income and the Fund's secondary goal is moderate long-term growth.

     In seeking to achieve reasonable income, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard and Poor's 500r Composite Stock Price Index (the "S&P 500 Index"). The Fund's Adviser considers "moderate long-term growth" to be approximately three-fourths of the average total return achieved over a five-year period on the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

     The pursue the Fund's investment objectives, the Fund invests in a diversified portfolio of income-producing equity securities (including common stocks, preferred stocks and convertible securities) and corporate and government fixed income investments (including notes, bonds and debentures). The Fund is not managed as a balanced portfolio and does not have a pre-set asset allocation strategy which would require that a specific percentage of assets be invested in stocks and bonds at all times. However, the Fund normally invests at least 65% of its total assets in income-producing equity securities. The Fund's asset allocation is determined by the Adviser at any given time in light of its assessment of current economic conditions and investment opportunities.

     In selecting investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser considers, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser generally selects income-producing securities which have a higher expected dividend yield than the current quoted dividend yield on the S&P 500 Index. If the Fund invests in an equity security that pays a dividend at a rate below the yield of the S&P 500 Index at the time of purchase, the Adviser will attempt to offset this lower rate through other holdings that pay dividends or interest at rates deemed to be sufficient so that the Fund's current net income exceeds the yield of the S&P 500 Index.

     The Fund may invest in both investment grade and non-investment grade securities and its investments may include both rated and unrated securities. In terms of credit quality of investments, the Fund is subject to the following two restrictions: (a) at time of investment, not more than 35% of the Fund's investments may be invested in non-investment grade preferred stocks, convertible securities and debt securities; and (b) the Fund only may invest in securities rated at least B (or its equivalent) by any national rating organization at the time of purchase (or if unrated, believed to be of comparable quality at the time of purchase by the Adviser).

     For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund Investments" starting on page __.

PRINCIPAL RISKS OF INVESTING

     As with any mutual fund, the Fund cannot guarantee it will meet its goals or that its performance will be positive over any period of time.

     Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:

     STOCK MARKET RISK. Stock market risk involves the possibility that the Fund's investments in equity securities will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Funds' portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund.

     CREDIT RISK. Credit risk involves the possibility that the issuers of securities held in the Fund's portfolio may fail to make timely interest and principal payments. The Fund's investments may include non-investment grade securities (securities with lower credit qualities) which recognized rating agencies consider speculative with respect to the issuer's continuing ability to pay interest or principal.

     INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly fixed income investments, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities. In addition, the income you receive from the Fund is based in part on interest rates which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

     SELECTION RISK. The Fund also faces selection risk, which is the risk that the investments the Fund purchases will underperform the markets or other mutual funds with similar investment objectives and strategies.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. In addition, certain investments by the Fund and certain investment techniques the Fund may use may involve other risks. Before you invest, please read "Investment Risks" (starting on page _) which discusses the above-noted risks and other risks in greater detail.

WHO MAY WANT TO INVEST

The Fund may be appropriate if you:

           * Are looking for income from equity and bond investments, but who also want to be invested in the stock market for its long-term growth potential

           *   Are looking for reasonable current income

           *   Are long-term moderate risk oriented investors

           * Are seeking a mutual fund for an income portion of a diversified portfolio

The Fund may NOT be appropriate if you:

           *   Are investing for maximum return over a long time horizon

           * Are uncomfortable with an investment that will go up or down in value

           *   Are investing with a short time horizon in mind

           *   Require absolute stability of your principal

       PLEASE NOTE THE FUND'S OBJECTIVE STRESSES REASONABLE INCOME. ALTHOUGH THE ADVISER WILL CONSIDER THE POSSIBILITY OF SOME CAPITAL APPRECIATION IN SELECTING INVESTMENTS FOR THE FUND, YOU SHOULD NOT EXPECT THE FUND TO REACH THE GROWTH POTENTIAL OF FUNDS WHICH HAVE GROWTH OR CAPITAL APPRECIATION AS THEIR PRIMARY OBJECTIVE.

PERFORMANCE INFORMATION

    Mutual fund performance is commonly measured as total return. Total return measures the price change in a share assuming reinvestment of all dividends and capital gain distributions. All mutual funds must use the same formula to calculate total return. The total returns that follow are based on historical results and do not reflect the effect of taxes.

    The bar chart and table which follow show the risks of investing in the Fund. They show the variability of the Fund's total return over time and how the Fund's historical performance compares with alternative broad measures of market performance.

    This bar chart shows the Fund's calendar year total returns over the following five years.(1)

                         BAR CHART PLOT POINTS
                         ---------------------
            1994      1995      1996      1997      1998
            ----      ----      ----      ----      ----
            4.14%    17.21%    15.90 %   19.37%     1.96%
____________

(1) The Fund's initial public offering was November 23, 1993; therefore, calendar year return data prior to 1994 is not applicable. The Fund's fiscal year end is March 31. The Fund's calendar year-to-date return (six months) as of June 30, 1999 was ____%.

    For the five years, 1994 through 1998, the highest quarterly return was 11.05% (for the quarter ended December 31, 1998) and the lowest quarterly return was (12.97)% (for the quarter ended September 30, 1998).

     This next table shows how the Fund's average annual returns for the one and five calendar years, and life of the Fund, ending on December 31, 1998 (the Fund's most recently completed calendar year) compare to the returns of the S&P 500 Index and the Lehman Brothers Intermediate
Corporate Bond Index ("Lehman Brothers Bond Index").*

                                                   FOR THE TIME PERIOD
                                                      FROM INCEPTION
                                ONE        FIVE    (NOVEMBER 23, 1993)
                                YEAR      YEARS    TO DECEMBER 31, 1998
                             -------     ------   ----------------------
THE FUND                      1.96%      12.15%          11.22%
S&P 500 INDEX                28.58%      24.05%          23.91%*
LEHMAN BROTHERS BOND INDEX    8.29%       7.16%           7.17%*

* From November 30, 1993 to December 31, 1998

OF COURSE, THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF ITS FUTURE RETURNS.

     *The S&P 500 Index is a capitalization-weighted index that represents the average performance of a group of 500 companies and is a widely used benchmark for large-capitalization U.S. stocks. The Lehman Brothers Bond Index is a broad -based bond market index (including issuers of investment grade, U.S. dollar denominated non-convertible corporate debt with maturities from 1 up to (but not including) 10 years).


                      FEES AND EXPENSES OF THE FUND

    FUND INVESTORS PAY VARIOUS EXPENSES, EITHER DIRECTLY OR INDIRECTLY. THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases...............    None
  Maximum Deferred Sales Charge (Load)...........................    None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends....    None
  Redemption Fees................................................     (1)
  Exchange Fee...................................................     (2)
  Maximum Account Fee............................................    None

ANNUAL FUND OPERATING EXPENSES(3) (AS A PERCENTAGE OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees(4).............................................   0.70%
  Distribution [and/or Service] (12b-1) Fees (5).................    None
  Other Expenses.................................................   0.40%
  Total Annual Fund Operating Expenses (4).......................   1.10%
__________

(1) A fee of $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended March 31, 1999
(4) Management Fees and Total Annual Fund Operating Expenses do not reflect the Adviser's reimbursement for expenses during the fiscal year ended March 31, 1999, as described below. After reimbursement of expenses, Management Fees and Total Annual Fund Operating Expenses were 0.50%, and 0.90%, respectively.
(5) Some mutual funds charge these fees to pay for advertising and other costs of selling shares.

    From time to time, the Adviser may decide to absorb all or a portion of the Fund's operating expenses, including the investment advisory fee, in excess of a certain percentage of the average net assets of the Fund on an annual basis. As a result, the Fund's total return, yield and distribution rate will be higher than if the fees and expenses had been paid by the Fund.

    Commencing on February 12, 1996, the Adviser began to absorb all Fund operating expenses, including the investment advisory fee, in excess of 0.90% of the average net assets of the Fund on an annual basis, until further notice. As a result, the Fund's total return, yield and distribution rate will be higher than if the fees and expenses had been paid by the Fund. From time to time and in its sole discretion, the Adviser may: (i) further reduce or waive its fee or reimburse the Fund for certain of its expenses in order to reduce the Fund's expense ratio; or (ii) decrease the amount of absorption of, or eliminate its absorption of, the Fund's operating expenses in excess of 0.90% of the average net assets of the Fund on an annual basis.

EXAMPLE:     THIS EXAMPLE HELPS YOU COMPARE THE COSTS OF INVESTING IN THE
        FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.(1)

                               ONE     THREE      FIVE      TEN
THE EXAMPLE ASSUMES THAT YOU
INVEST $10,000 IN THE FUND FOR THE
TIME PERIODS INDICATED AND THEN
REDEEM ALL OF YOUR SHARES AT THE
END OF THOSE PERIODS.  THE
EXAMPLE ALSO ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN
EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN
THE SAME.  ALTHOUGH YOUR
ACTUAL COSTS MAY BE HIGHER OR
LOWER, BASED ON THESE
ASSUMPTIONS, YOUR COSTS WOULD BE:         $112    $350         $606
$1,340

__________

(1) This example is not a representation of past or future expenses. Actual expenses may be more or lesser than those shown. The example above does not reflect the Adviser's reimbursement of operating expenses.

     For a further description of the fees paid to the Fund's adviser, the Nicholas Company, Inc., see "The Fund's Investment Adviser" on page
__.

PORTFOLIO MANAGEMENT

     Albert O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Nicholas is President and a Director of the Fund. Mr. Nicholas has been a director of the Adviser since 1967, served as President of the Adviser from 1967 to 1998, and currently serves as Chief Executive Officer of the Adviser. For a further discussion of Mr. Albert
O. Nicholas' experience, see "The Fund's Investment Adviser."








                        FUND INVESTMENTS

GENERAL

     The Fund's main goal is to produce reasonable income for the investor. In seeking to achieve reasonable income, the Adviser seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard and Poor's 500r Composite Stock Price Index ("S&P 500 Index"). Reasonable income is a primary investment objective and may not be changed without shareholder approval.

     The Fund's secondary goal is moderate long-term growth. The Adviser considers "moderate long-term growth" to be approximately three-fourths of the average total return achieved over a five-year period on the S&P 500 Index. Moderate long-term growth is the Fund's secondary investment objective and may be changed by the Fund's Board of Directors without shareholder approval but with advance notice to shareholders in the form of the amended Statement of Additional Information filed with the SEC.

     The Fund's investments will include both income-producing
equity securities and fixed income investments.   The Fund will
not be managed as a balanced portfolio and does not have a pre-set asset allocation strategy which would require that a specific percentage of Fund assets be invested in equity-related securities (i.e., stocks) and income-related securities (i.e.,
bonds) at all times.   However, the Fund normally will invest at
least 65% of its total assets in income-producing equity
securities.   The Fund's asset allocation will be determined by
the Adviser at any given time in light of its assessment of current economic conditions and investment opportunities. The Fund will not limit its investments to any particular type or size of company or industry. The Fund may invest in companies with small, medium and large market capitalizations if the Adviser believes the companies have the potential to produce reasonable income and, secondarily, moderate long-term growth.

     In addition to relying, in part, on the ratings assigned to fixed income securities, the Fund also will rely on the Adviser's judgment, analysis and experience in evaluating the credit worthiness of the issuer. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of issuers' management and regulatory matters. The achievement of the Fund's investment objectives may be more dependent on the Advisers' own credit analysis than is the case for higher rated securities.

     For liquidity or flexibility, or as a temporary defensive measure because of adverse market, economic, political or other conditions, the Fund also may invest in cash, repurchase agreements and short-term, investment grade fixed income securities. During these periods the Fund may not achieve its investment objective.

EQUITY INVESTMENTS

     The Fund normally will invest at least 65% of its total assets in income-producing equity securities, which may include common stocks, preferred stocks and securities convertible into common or preferred stocks. The Adviser generally selects income-producing securities which have a higher expected dividend yield than the current quoted dividend yield on the S&P 500 Index. If the Fund invests in an equity security that pays a dividend at a rate below the yield of the S&P 500 Index at the time of purchase, the Adviser will attempt to offset this lower rate through other holdings that pay dividends or interest at rates deemed to be sufficient so that the Fund's current net income exceeds the yield of the S&P 500 Index. The Fund generally will acquire equity securities with dividend paying histories or which pay current dividends. The Fund only may invest in preferred stock and convertible securities if such securities provide a current interest or dividend payment stream at the time of purchase.

FIXED INCOME INVESTMENTS

     The portion of the Fund's assets not invested in income-producing equity securities generally will be invested in corporate and government fixed income securities, which may include notes, bonds and debentures. As discussed further below, the Fund's corporate fixed income investments may include investment grade and non-investment grade fixed income securities.

     Governmental fixed income securities include obligations supported by the full faith and credit of the United States, such as U.S. Treasury obligations and obligations of certain instrumentalities and agencies, and mortgage-backed and related securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or issued or guaranteed by private issuers or guarantors equivalent to the quality standards of corporate fixed income securities, and other government securities.

     The Fund invests in both short-term and long-term debt securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. The Fund is not limited as to the maturities of the securities in which it invests. The weighted average maturity, which is likely to vary from time to time, of the corporate bonds owned by the Fund on March 31, 1999 was 4.7 years.

     At March 31, 1999, __% of the Fund's total net assets were invested in rated and unrated convertible and non-convertible corporate debt securities ("Debt Securities"). As of March 31, 1999, as rated by Standard and Poor's Corporation, of the Fund's total net assets, __% were invested in Debt Securities rated A, __% rated BBB, __% rated BB, __% rated B, [none] were rated CCC, CC, C or D, and __% were unrated by Standard and Poor's or Moody's Investor Services but were believed to be equivalent to a B or better rating.

CREDIT QUALITY OF FUND INVESTMENTS

     The Fund may invest in both investment grade and non-investment grade securities. The Fund's investments may include both rated and unrated securities. In selecting rated investments, the Adviser will rely upon the ratings assigned to certain income-producing equity securities and debt securities. The Fund will invest in unrated securities when the Adviser believes the financial condition of the issuers of such securities and/or protection offered by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

      At time of investment, not more that 35% of the Fund's total assets may be invested in non-investment grade preferred stocks, convertible securities and debt securities. In addition, the Fund only may invest in securities rated at least B (or its equivalent) by any national rating organization at the time of purchase (or unrated but believed to be of comparable quality at the time of purchase by the Adviser). However, subsequent to the purchase, the ratings of the securities may fall below B.

OTHER INVESTMENTS

     The Fund also may invest in the following types of securities, subject to certain limitations as described below:

    * Repurchase agreements (only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities, and only in an amount not to exceed 20% of the Fund's total net assets, taken at market, at the time of investment; and within that limit, that repurchase agreements maturing in more than seven days will not constitute more than 10% of the value of the total net assets)

    * Securities issued in private placements (subject to the restriction that investments in bonds, debentures and debt securities distributed in private placements cannot exceed 10% of the value of the total net assets of the Fund)

    *     Securities of real estate investment trusts
          ("REITs") and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (subject to the restriction that at time of investment, the Fund may not invest more than 10% in value of the Funds' total assets in REITs and not more than 25% in value of the Fund's total assets in the real estate industry in the aggregate)

    * Securities of other investment companies (up to 10% of the Fund's total assets at the time of investment, and provided no sales charge or commission is incurred)

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

     The Fund's Board of Directors may change the following restrictions without shareholder approval:

    * Not more than 5% of the Fund's total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (i.e., companies which have a record of less than three years' continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business)

    * No investments in oil, gas or other mineral leases are permitted (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

    * No investments in puts, calls, straddles, spreads or any combination thereof are permitted, and the Fund will not invest in options, financial futures or stock index futures, other than hedging positions or positions covered by cash or securities, if as a result thereof, more than 5% of the Fund's assets would be so invested

    * No investments in securities of other open-end investment companies

    *     No short sales of securities are permitted

    * No purchases or sales of real property are permitted (including limited partnership interests, but excluding readily marketable interests in REITs or readily marketable securities of companies which invest in real estate)

    * No purchases of securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended

The Board will give advance notice to shareholders of any change to these restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, changes afterwards in the market value of the investment or the total assets of the Fund will not result in a violation of that restriction.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.

                        INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE GENERAL RISKS OF INVESTING IN THE FUND. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS GOALS OR THAT YOU WON'T LOSE MONEY ON YOUR INVESTMENT. THERE IS NO GUARANTEE THE FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.

     Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:

     STOCK MARKET RISK. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market is rising or falling. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund.

     CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. The Fund may invest in non-investment grade securities (securities with lower credit qualities). Recognized rating agencies consider non-investment grade securities to be speculative with respect to the
issuer's continuing ability to pay interest or principal.   Lower
grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities. In addition, the achievement of the Fund's investment goals may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

     While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

     INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund may invest, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities.

     In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

     RISKS RELATED TO PREFERRED STOCK AND CONVERTIBLE INVESTMENTS. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.

      The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

     INVESTMENTS IN UNRATED DEBT SECURITIES. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

     HIGH YIELD BOND MARKET RISK.   The entire high yield bond
market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

     CALL RISK. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

     SELECTION RISK. The Fund also faces selection risk, which is the risk that the investments the Fund purchases will underperform the markets or other mutual funds with similar investment objectives and strategies.

     LIQUIDITY RISK. From time to time, the Fund may purchase securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value. However, the Fund is subject to an investment restriction that the Fund will not invest more than 10% of its total net assets in bonds, debentures and debt securities distributed in private placements. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

     RISKS RELATED TO INVESTMENTS IN REPURCHASE AGREEMENTS. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value. At time of investment, not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements.

     RISKS RELATED TO INVESTMENTS IN REITS AND OTHER REAL ESTATE-BASED SECURITIES. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities are dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors.
In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise). At time of investment, not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.


 .90                   FINANCIAL HIGHLIGHTS
        (For a share outstanding throughout the period)

     THE FOLLOWING FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS ENDED MARCH 31, 1999. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENTS THE RATE THAT AN INVESTOR WOULD HAVE EARNED [OR LOST] ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE TABLE HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 1999. THE FINANCIAL HIGHLIGHTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED IN THE FUND'S ANNUAL REPORT WHICH IS INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY BE OBTAINED WITHOUT CHARGE BY WRITING OR CALLING THE FUND.

CAPTION>
                                       Year Ended March 31,
                                       --------------------
                              1999      1998      1997      1996      1995
                              ----      ----      ----      ----      ----
NET ASSET VALUE,
   BEGINNING OF YEAR         $14.35    $12.27    $12.35    $10.56    $10.04
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income         .44       .47       .48       .36       .30
  Net gains (losses) on
   securities (realized
   and unrealized)            (1.66)     2.77       .44      1.77       .50
                              -----     -----     -----      -----    -----
    Total from investment
     operations                1.22      3.24       .92      2.13       .80
                              -----     -----     -----     -----      -----

  LESS DISTRIBUTIONS:
  Dividends (from net
   investment income)          (.48)     (.50)     (.45)     (.34)     (.28)
  Distributions (from
   capital gains)              (.33)     (.66)     (.55)      --         --
                               -----     -----     -----     -----      -----

    Total distributions       (.81)     (1.16)    (1.00)    (.34)      (.28)
                             ------     -----     ------   ------     ------

NET ASSET VALUE, END OF
   YEAR                      $12.32    $14.35    $12.27   $12.35     $10.56
                              -----     -----     -----    ------     ------
                              -----     -----     -----    ------     ------

TOTAL RETURN                  (8.65)%   27.83%     7.83%    20.61%      8.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (millions)                   $25.0    $29.0     $20.8    $15.8      $11.8
Ratio of expenses to
  average net assets          0.090%(1) 0.90%(1) 0.90%(1) 1.38% (1)  1.73%
Ratio of net investment
  income to average net
  assets                      3.36%(1)  3.61%(1) 4.12%(1) 3.26% (1)  3.32%
Portfolio turnover rate       54.41%   36.83%   23.05%   68.85%     10.98%


(1) Net of reimbursements by the Adviser. Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 1.10%, 1.08%, 1.18% and 1.40% for the fiscal years ended March 31, 1999, 1998, 1997 and 1996, respectively. Also, the ratio of net investment income to average net assets would have been 3.16%, 3.43%, 3.84% and 3.24% for the fiscal years ended March 31, 1999, 1998, 1997 and 1996, respectively.


   PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET CONDITIONS DURING THE REPORTED TIME PERIODS. AGAIN, YOU MUST REMEMBER THAT HISTORICAL PERFORMANCE DOES NOT NECESSARILY INDICATE WHAT WILL HAPPEN IN THE FUTURE. THE VALUE OF YOUR FUND SHARES MAY GO UP OR DOWN.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     [TO BE UPDATED BY AMENDMENT.]

     The Fund's primary investment objective is to produce reasonable income for the investor. Moderate long-term growth is a secondary goal. The Fund seeks an income yield that exceeds the composite dividend yield on the securities included in the S&P 500 Index. The term "reasonable income" refers to the Adviser's judgment that reasonable income would be an income yield greater than the composite dividend yield on the securities included in the S&P 500 Index.

     As of March 31, 1999, the Fund's income yield (i.e., the 30-day SEC yield) was ____%, the Fund's cash distribution rate was ____%, and the composite dividend yield on the securities included in the S&P 500 Index was approximately ____%. The Fund's total return for the fiscal year ended March 31, 1999 was ____%, while the total return for the S&P 500 Index was ____% and the total return for the Lehman Brothers Intermediate Corporate Bond Index was ____%.

     Commencing on February 12, 1996, the Adviser began to absorb expenses in excess of 0.90% of total net assets, until further notice. As a result, the Fund's total return, yield and distribution rate during the fiscal year ended March 31, 1999, was higher than if the Fund paid for all expenses and fees. If the Fund had paid for all expenses and fees, the Fund's total return, yield and distribution rate would have been ____% (compared to the actual ____%), ____% (compared to the actual ____%), and ____% (compared to the actual ____%), respectively.

     As of March 31, 1999, the Fund was invested approximately ____% in common stocks, ____% in a non-convertible bond, ____% in convertible bonds and ____% in short-term investments. Of the Fund's investments in common stocks, approximately ____% were in income-producing equity securities, while the remainder were in securities of companies which the Adviser believes offer possibilities for increase in value and/or have favorable long-term prospects. The equity investments made by the Fund tend to have higher cash dividend returns than the equity investments made by the growth mutual funds for which the Adviser serves as investment adviser. Management believes this strategy should reduce the overall volatility of the Fund and more adequately protect the Fund's capital as compared to the other growth mutual funds for which the Adviser serves as investment adviser.

     During the fiscal year ended March 31, 1999, the Adviser shifted the Fund's portfolio to a greater percentage invested in dividend-paying common stocks, and a lesser percentage invested in convertible equity and debt securities and non-convertible bonds.

     The line graph which follows compares the initial account value and subsequent account value at the end of each of the completed fiscal quarters and years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the period, to the same investment over the same periods in the S&P 500 Index and the Lehman Brothers Intermediate Corporate Bond Index.

      (The performance graph plot points are as follows:)

								Lehman
	      Nicholas                                       Intermediate
           Equity Income        %        S&P 500       %    Corporate Bonds    %
	       Value         returns      Value     returns      Value      returns
	       -----         -------      -----     -------  ------------   -------

11/30/93       10,000.00                10,000.00             10,000.00
12/31/93       9,930.00     -0.07       10,120.75    1.31     10,062.00      0.62
03/31/94       10,052.96     0.60        9,736.90   -3.79      9,787.31     -2.73
06/30/94       10,108.25     0.55        9,777.89    0.42      9,710.97     -0.78
09/30/94       10,540.88     4.28       10,255.95    4.89      9,810.99      1.03
12/31/94       10,407.01    -1.27       10,254.34   -0.02      9,794.31     -0.17
03/31/95       10,870.13     4.45       11,252.75    9.74     10,316.35      5.33
06/30/95       10,969.04     0.91       12,326.98    9.55     10,963.18      6.27
09/30/95       11,773.07     7.33       13,306.74    7.95     11,187.93      2.05
12/31/95       12,196.90     3.60       14,108.55    6.03     11,664.46      4.17
03/31/96       13,109.23     7.48       14,865.99    5.37     11,492.47     -1.39
06/30/96       13,204.93     0.73       15,533.25    4.49     11,547.63      0.48
09/30/96       13,367.35     1.23       16,013.52    3.09     11,772.81      1.95
12/31/96       14,134.64     5.74       17,348.28    8.34     12,116.58      2.92
03/31/97       14,104.04     0.00       17,813.47    2.68     12,066.90     -0.41
06/30/97       15,085.90     6.73       20,923.48   17.45     12,485.62      3.47
09/30/97       16,325.96     8.22       22,490.79    7.49     12,881.41      3.17
12/31/97       16,872.88     3.35       23,136.74    2.87     13,128.74      1.92
03/31/98       19,069.17     7.09       26,364.21   13.95     13,349.30      1.68
06/30/98       17,799.94    -1.49       27,234.74    3.30     13,614.95      1.99
09/30/98       15,491.28   -12.97      24,525.66   -9.95     14,159.55       4.00
12/31/98       17,203.07    11.05      29,748.74   21.30     14,217.60       0.41
03/31/99       16,506.35    -4.05      31,230.94    4.98     14,219.02       0.01

     The Fund's average annual total returns for the one, five
and life periods ended on the last day of the most recent fiscal year are as follows:
                                               Time Period From Inception
                          For Periods Ended       (November 23, 1993)
                           March 31, 1999          to March 31, 1999
                           --------------       --------------------
Average Annual           One Year  Five Years
                         --------  ----------
  Total Return.........   (8.65)%     10.43%            9.82%


     Past performance is not predictive of future performance.



                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc. located at 700 North Water Street,
Suite 1010, Milwaukee, Wisconsin, is the Fund's investment
Adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs subject to supervision by the Fund's
Board of Directors.

     The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas Income Fund, Inc.,
Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas
Money Market Fund, Inc. As of March 31, 1999, the Adviser had approximately $8 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The following table illustrates the calculation of the Adviser's annual fee:


                                        ANNUAL FEE CALCULATION
            NET ASSET                   (BASED ON THE AVERAGE
          VALUE OF THE FUND          NET ASSET VALUE OF THE FUND)
         -------------------         ----------------------------
     Up to and including $50,000,000         0.70 of 1%

     In excess of $50,000,000                0.60 of 1%

     From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors.

     Under the Investment Advisory Agreement with the Fund, the
Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund other than expenses incurred in complying with laws regulating the issuance or sale of securities.

     The Fund pays all of its operating expenses. "Operating expenses" include but are not limited to fees paid for attendance at Board meetings of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

     Albert O. Nicholas. is President, Portfolio Manager and a
Director of the Fund, is Chief Executive Officer and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. He has been Portfolio Manager (or Co-Portfolio
Manager, in the case of Nicholas Fund, Inc. since November 1996) for, and primarily responsible for the day-to-day management of, the portfolios of the Fund, Nicholas Fund, Inc. and Nicholas
Income Fund, Inc. since the Nicholas Company, Inc. has served as investment adviser for such funds. He also was Portfolio Manager for Nicholas II, Inc. and Nicholas Limited Edition, Inc. from the date of each such fund's inception until March 1993. He is a Chartered Financial Analyst.

     Mr. David O. Nicholas, is Senior Vice President of the Fund and President, Chief Investment Officer and a Director of the Adviser, and assists in the management of the Fund. He has been employed by the Adviser since December 1985, and is a Chartered
Financial Analyst. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of Nicholas II, Inc. and Nicholas Limited Edition,
Inc. since March 1993, and has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996.

                          PURCHASE OF FUND SHARES


                      To Open An Account......  $2,000
INVESTMENTS           To Add To An Account....  $100
  MINIMUM $           Minimum Balance.........  $2,000
   [ICON]
                         The Fund's Automatic Investment Plan has a minimum
                    monthly investment of $50.  Due to fixed expenses
                    incurred by the Fund in maintaining individual
                    accounts, the Fund reserves the right to redeem
                    accounts that fall below the $2,000 minimum investment
                    required due to shareholder redemption (but not solely
                    due to a decrease in net asset value of the Fund).  In
                    order to exercise this right, the Fund will give
                    advance written notice of at least 30 days to the
                    accounts below such minimum.

APPLICATION              You may apply to purchase shares of the Fund by
INFORMATION         submitting an application to Nicholas Fund, Inc.,
                    c/o Firstar Mutual Fund Services, LLC ("Firstar"),
                    P.O. Box 2944, Milwaukee, Wisconsin 53201-2944.
                    See the back cover page of this Prospectus for
                    information on how to contact the Fund.  The Fund
                    also has available an Automatic   Investment Plan
                    for shareholders. You should contact the Fund for
                    additional information.

                         When you make a purchase, your purchase price per
                    share will be the net asset value ("NAV") per share next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio. The determination of NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day
                    (usually 4:00 p.m., New York time).

                                 Applications to purchase Fund shares
                         received in proper order on a day when the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

                                  Applications to purchase  Fund shares
                         received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

                         Purchase of shares will be made in full and
                    fractional shares computed to three decimal places.

                         You should be aware that DEPOSIT in the U.S. mail
                    or with other independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER
                    DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS
                    SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET,
                    MILWAUKEE, WISCONSIN 53202.

                         Your application to purchase Fund shares must be
                    in proper order to be accepted, may only be accepted by the Fund or an authorized agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against a your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

 WIRE PURCHASES          You also may purchase Fund shares via
     [ICON]         the Federal Reserve wire system, please call Firstar
                    (414-276-0535 or 800-544-6547) with the
                    appropriate account information prior to sending the
                    wire.  Firstar will provide you with a confirmation
                    number for the wire purchase which will ensure the
                    prompt and accurate handling of funds.  To purchase
                    shares of the Fund by federal wire transfer, instruct
                    your bank to use the following instructions:

                   Wire To:         Firstar Bank Milwaukee, N.A.
                                    ABA 075000022
                    Credit:         Firstar Mutual Funds Services, LLC
                                    Account 112-952-137
                    Further Credit: Nicholas Equity Income Fund, Inc.
                                    (shareholder account number)
                                    (shareholder registration)

                                The Fund and its transfer agent are not
                    responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

 CERTIFICATES             The Fund won't issue certificates representing Fund
    [ICON]          shares unless the shareholder specifically requests
                    certificates in writing to the Fund.  Signature guarantees may be required.  Certificates are mailed to requesting
                    shareholders approximately two weeks after receipt of
                    the request by the Fund.  The Fund won't issue
                    certificates for fractional shares even if requested.
                    Where certificates are not requested, the Fund's
                    transfer agent, Firstar, will credit the shareholder's
                    account with the number of shares purchased.  Written
                    confirmations are issued for all purchases of Fund
                    shares.


 THIRD PARTY             USE OF A PROCESSING INTERMEDIARY TO PURCHASE
 PURCHASES          FUND SHARES   You can purchase shares of the Fund through
   [ICON]           certain broker-dealers, financial institutions or other
                    service providers ("Processing Intermediaries"). If you
                    do, the Processing Intermediary, rather than you, may be
                    the shareholder of record.  Processing Intermediaries may
                    use procedures and impose restrictions in addition to
                    or different from those applicable to shareholders who
                    invest in the Fund directly.  You should read the
                    program materials provided by the Processing
                    Intermediary in conjunction with this Prospectus before
                    you invest in the Fund this way.

                                Processing Intermediaries may charge fees
                    or other charges for the services they provide to their customers. Such charges may vary among Processing
                    Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                         The Fund may also enter into an arrangement with
                    some Processing Intermediaries, which authorizes them to process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV per share next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

                         Of course, you don't have to use the services of a
                    Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.





                         REDEMPTION OF FUND SHARES

 REDEMPTION              You may redeem all or part of your Fund shares by
  PRICE             any of the following methods.
    $               All redemptions will be processed immediately upon
  [ICON]            request and written confirmations will be
                    issued for all redemptions of Fund shares.  The
                    redemption price will be the Fund's NAV next
                    computed after the time of receipt by
                    Firstar (or by an authorized agent of the Fund) of the
                    certificate(s), or written request in the proper order
                    as described below, or pursuant to proper telephone
                    instructions as described below.

                                                  Requests for redemption
                         of Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

                                                  Requests for redemption
                         of Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

                                 THE FUND WILL RETURN AND NOT PROCESS
                    REDEMPTION REQUESTS THAT CONTAIN RESTRICTIONS AS TO THE
                    TIME OR DATE REDEMPTIONS ARE TO BE EFFECTED.

                                If any of the shares you want redeemed were
                    purchased recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.

  WRITTEN                       If you redeem in writing, be sure that the
REDEMPTIONS         redemption request is signed by eachshareholder in the
  [ICON]            exact manner as the Fund account is registered and
                    include the redemption amount and the shareholder
                    account number.

                                                  IF YOU HAVE CERTIFICATES
                         FOR YOUR SHARES, you may redeem them by delivering to the Fund, c/o Firstar Mutual Funds Services,
                         LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-
                         2944, the certificate(s) for the full shares. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an eligible
                         "guarantor institution," which is a bank, savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

                                                  IF YOU DON'T HAVE
                         CERTIFICATES FOR YOUR SHARES, you may redeem them by delivering an original signed written request for redemption addressed to Nicholas Fund, Inc., c/o Firstar Mutual Funds Services, LLC, P.O. Box
                         2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

                         YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

                          The Fund may require additional supporting
                    documents for written redemptions made by corporations, executors, administrators, trustees and guardians.
                    Specifically, Iif the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                                IF YOU ARE UNCERTAIN ABOUT WHAT DOCUMENTS
                    OR INSTRUCTIONS ARE NECESSARY IN ORDER TO REDEEM
                    SHARES, PLEASE WRITE OR CALL FIRSTAR  414-276-0535 OR
                    800-544-6547) PRIOR TO SUBMITTING A WRITTEN REDEMPTION
                    REQUEST.  A WRITTEN REDEMPTION REQUEST WILL NOT BECOME
                    EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN
                    PROPER ORDER BY FIRSTAR.

                                If you have an individual retirement
                    account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current Disclosure
                    Statement for any applicable fees.


OVERNIGHT                       You should be aware that DEPOSIT in the
DELIVERY            mail or with other independent delivery services
 [ICON]             or receipt at Firstar's Post Office Box of
                    redemption requests DOES NOT constitute receipt by
                    Firstar or the Fund.  DO Not mail letters
                    by overnight courier to the Post Office Box address.
                    OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR
                    MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST
                    MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

 TELEPHONE                      You can redeem your shares by telephone
 REDEMPTIONS        unless you decline that option in writing.  This option
  [ICON]            does not apply to IRA accounts and master
                    retirement plans for which Firstar Bank Milwaukee,
                    N.A. acts as custodian Telephone
                    redemptions can only be made by calling Firstar 800-544-
                    6547 or 414-276-0535.  In addition to account
                    registration information, you will be required to
                    provide the account number and social security number.
                    Telephone calls will be recorded.

                                Telephone redemption requests must be
                    received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone.
                    If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day.
                    The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $2,000 except when redeeming an account in full.

                                The Fund reserves the right to refuse
                    telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone that it reasonably believes to be genuine.
                    The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

 EFFECT OF               For federal income tax purposes, a redemption
REDEMPTION          generally is treated as sale of the shares being
 [ICON]             redeemed.  You may recognize capital
                    gain or loss equal to the difference between the
                    redemption price and your cost basis for
                    the shares being redeemed.  See "Dividends,
                    Distributions and Federal Tax Status" for further tax
                    information.

                                The Fund ordinarily pays for redeemed
                    shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

                                You may instruct Firstar to mail the
                    proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds may also be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

 SIGNATURE               A signature guarantee of each owner is required to
 GUARANTEES         redeem shares in the following  situations, for all
  [ICON]            size transactions:

                     *   if you change the ownership on your account

                     *   upon redemption of shares when certificates
                           have been issued for your  account

                     *   when you want the redemption proceeds sent
                           to a different address than is registered on the account

                     *   for both certificated and uncertificated shares,
                           if the proceeds are to be made payable to someone other than the account owner(s)

                     *   any redemption  transmitted by federal wire
                           transfer to your bank  not previously
                           set up with the Fund

                     *   if a change of address request has been
                           received by the Fund or Firstar within 15 days of a redemption request

                                In addition, you must have your signature
                    guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

  THIRD PARTY                   USE OF A PROCESSING INTERMEDIARY TO REDEEM
  REDEMPTIONS       FUND SHARES.  As with the purchase of Fund shares, you
    [ICON]          may redeem shares of the Fund through certain
                    broker-dealers, financial institutions and
                    other service providers ("Processing Intermediaries").
                    You should read the program materials provided by the
                    Processing Intermediary before you redeem your shares
                    of the Fund this way.  Then follow those instructions
                    and procedures.

                                Processing Intermediaries may charge fees
                    or other charges for the services they provide to their customers. Such charges vary among Processing
                    Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                The Fund also may enter into an arrangement
                    with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

                                You don't have to use the services of a
                    Processing Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing
                    Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.


           EXCHANGE BETWEEN NICHOLAS FAMILY OF  FUNDS

                             You may exchange Fund shares for shares of
                    other mutual funds for which Nicholas Company, Inc.
                    serves as the investment adviser.

EXCHANGES                    Nicholas Company, Inc.  also is adviser to
                    the following funds which have investment objectives
                    and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           MARCH 31, 1999
         ----                --------------------         ------------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                       a secondary consideration            $5,619,380,197

Nicholas II, Inc.      Capital appreciation; Income as
                       a secondary consideration            $1,025,443,733

Nicholas Limited
Edition, Inc. (1)      Long-term growth                     $  316,277,568

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value       $   236,867,198

Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity               $   166,513,123
____________
</TABLE

                                        (1)  You should be aware that
                    Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

                                        If you choose to exercise the
                    exchange privilege, your shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

                                        If you are interested in
                    exercising the exchange privilege you must obtain the appropriate prospectus from Nicholas Company, Inc.

                                        An exchange constitutes a sale
                    for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

                                        The exchange privilege is
                    available only in states where shares of the fund being acquired may legally be sold, and the privilege may be terminated or modified only upon 60 days advance notice to shareholders. You may exchange shares of the Fund for shares of other available
                    Nicholas mutual funds directly through Nicholas
                    Company, Inc. without cost by written request.

 EXCHANGE                If you are interested in exercising the
   BY               exchange by mail privilege, you may obtain the
  MAIL              appropriate prospectus from Nicholas Company, Inc.
 [ICON]             Signatures required are the same as previously
                    explained under "Redemption of Fund Shares."

 EXCHANGE                You may also exchange by telephone among
    BY              all Nicholas mutual funds. Only exchanges of
 TELEPHONE          $500 or more may be executed using the telephone
  [ICON]            privilege. Firstar charges a $5.00 fee
                    for each telephone exchange.  In an effort to
                    avoid the risks  often associated with large
                    market timers, the maximum telephone exchange
                    per account per day is set at $100,000, with a
                    maximum of $l,000,000 per day for related accounts.
                    You are allowed four telephone exchanges per account
                    during any twelve month period.

                         Procedures for exchanging
                    Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.
                    Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar at 414-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.


                     TRANSFER OF FUND SHARES

   You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions to transfer
Fund shares by writing or calling Firstar  (414-276-0535 or 800-
544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987)
prior to submitting any transfer requests.

         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

   Dividends of the Fund, if any, are paid to shareholders usually in April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains
(after utilization of any available capital loss carry-overs), such gains are distributed to shareholders in December or January.
It is the practice of the Fund to distribute capital gains in shares of the Fund at NAV or, at each shareholder's election, in cash. The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund.

   For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. The maximum tax rate on long-term capital gains for securities held longer than twelve months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income, whether distributed in cash or additional shares. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

   At the time of purchase of shares, the Fund may have undistributed income or capital gains included in the computation of the net asset value per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

   Under federal law, some shareholders may be subject to a 31%
"backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

   The foregoing tax discussion relates solely to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.


           DIVIDEND, AND DISTRIBUTION REINVESTMENT PLAN

   Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash in an application to purchase shares or by separate written notification or by telephone. All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account. Firstar will notify you of the number of shares purchased and the price following each reinvestment period.

   You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written notice to the Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.


                    SYSTEMATIC WITHDRAWAL PLAN

   If you own $10,000 or more at the current market value, you may open a Systematic Withdrawal Plan ("Plan") and receive monthly, quarterly, semi annual or annual checks for any designated amount.
Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact the Nicholas
Company, Inc. for copies of the Plan documents.

                  INDIVIDUAL RETIREMENT ACCOUNTS

    Individuals, who receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

    Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

    Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

    Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

    As long as the aggregate IRA contributions meet the Fund's minimum requirement of $2,000, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.


    Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with the participant's retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding tax consequences is recommended.

                     MASTER RETIREMENT PLAN

    The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wishing to participate in the plan. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.


                         YEAR 2000 ISSUES

    The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored.
As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware which is not designed to work across centuries may potentially malfunction on January 1, 2000.
Because dates are part of every securities transaction, accurate date calculations are critical.

    The Fund has focused on the Year 2000 computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The
Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem.

    The Adviser has identified and is taking steps it believes are reasonably designed to resolve potential problems and address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date. Some systems are currently compliant. Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-
1999.

    In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on issuers who securities are held by the Fund or on global markets or economies generally.

                            PROSPECTUS

                          JULY 31, 1999

                NICHOLAS EQUITY INCOME FUND, INC.

                    NO LOAD - NO SALES CHARGE

               FOR MORE INFORMATION ABOUT THE FUND:

     The Fund's Statement of Additional Information ("SAI"), dated
July 31, 1999, contains more detailed information on all aspects of Nicholas Equity Income Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semi-Annual Report to Shareholders.
     To request a free copy of the current Annual/Semi-Annual report or SAI, or to make shareholder inquiries, please write or call: Nicholas Equity Income Fund, Inc., 700 North Water Street,
Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's
Internet website at www.nicholasfunds.com.

     In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange
Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund also are available on the Commission's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6000.

     For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-
6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" - "NchEq". If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NSEIX" or cusip number
653734103.

                        INVESTMENT ADVISER
                      NICHOLAS COMPANY, INC.
                       Milwaukee, Wisconsin
                   414-272-6133 or 800-227-5987

      TRANSFER AGENT                      CUSTODIAN
FIRSTAR MUTUAL FUND SERVICES, LLC   FIRSTARBANK MILWAUKEE, N.A.
     Milwaukee, Wisconsin             Milwaukee, Wisconsin
 414-276-0535 or 800-544-6547

INDEPENDENT PUBLIC ACCOUNTANTS                    COUNSEL
     ARTHUR ANDERSEN LLP              MICHAEL BEST & FRIEDRICH LLP
     Milwaukee, Wisconsin                 Milwaukee, Wisconsin


               NICHOLAS EQUITY INCOME FUND, INC.
                     700 NORTH WATER STREET
                           SUITE 1010
                   MILWAUKEE, WISCONSIN 53202
                     www.nicholasfunds.com

                         INVESTMENT COMPANY ACT FILE NO. 811-8062



               NICHOLAS EQUITY INCOME FUND, INC.





              STATEMENT OF ADDITIONAL INFORMATION





               700 North Water Street, Suite 1010
                  Milwaukee, Wisconsin  53202
                          414-272-6133
                          800-227-5987






     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Equity
Income Fund, Inc. (the "Fund"), dated July 31, 1999. It is intended to provided you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's
Annual Report for the fiscal year ended March 31, 1999, which is incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.




                 NO LOAD FUND - NO SALES CHARGE





                      Investment Adviser:
                     NICHOLAS COMPANY, INC.






               NICHOLAS EQUITY INCOME FUND, INC.




                           FORM N-1A




          PART B:  STATEMENT OF ADDITIONAL INFORMATION










                         July 31, 1999

                       TABLE OF CONTENTS

                                                             PAGE

INTRODUCTION............................................       __

INVESTMENT OBJECTIVES AND
PRINCIPAL INVESTMENT STRATEGIES.........................       __

INVESTMENT RESTRICTIONS.................................       __

INVESTMENT RISKS........................................       __

THE FUND'S INVESTMENT ADVISER...........................       __

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND
   PORTFOLIO MANAGER OF THE FUND........................       __

PRINCIPAL SHAREHOLDERS..................................       __

PRICING OF FUND SHARES..................................       __

PURCHASE OF FUND SHARES.................................       __

REDEMPTION OF FUND SHARES...............................       __

EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS...............       __

TRANSFER OF FUND SHARES.................................       __

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS.........       __

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN.............       __

SYSTEMATIC WITHDRAWAL PLAN..............................       __

INDIVIDUAL RETIREMENT ACCOUNTS..........................       __

MASTER RETIREMENT PLAN..................................       __

BROKERAGE...............................................       __

PERFORMANCE DATA........................................       __

CAPITAL STRUCTURE.......................................       __

STOCK CERTIFICATES......................................       __

ANNUAL MEETING..........................................       __

SHAREHOLDER REPORTS.....................................       __

CUSTODIAN AND TRANSFER AGENT............................       __

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL...............       __

FINANCIAL INFORMATION...................................       __

                          INTRODUCTION

     Nicholas Equity Income Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on September 1, 1993.
The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.0001 par value per share, to the public. Proceeds from such sales are invested in securities of other companies by the Fund. The resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries. The Fund also furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at the net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

     The Fund's primary objective is to produce reasonable income for the investor. Moderate long-term growth is a secondary goal.
The Fund seeks an income yield that exceeds the composite dividend yield on the securities included in the Standard &
Poor's 500r Composite Stock Price Index ("S&P 500 Index").  The
Fund generally will have at least 65% of its total assets invested in income-producing equity securities to achieve these objectives. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, or convertible securities. The Fund generally will focus on dividend-paying stocks. The Fund is designed for investors who seek higher current income and less volatility than the typical growth or capital appreciation equity fund.

                   INVESTMENT OBJECTIVES AND
                PRINCIPAL INVESTMENT STRATEGIESS

GENERAL

     The Fund's main goal is to produce reasonable income for the investor. In seeking to achieve reasonable income, the Adviser seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard and Poor's 500r
Composite Stock Price Index ("S&P 500 Index"). Reasonable income is a primary investment objective and may not be changed without shareholder approval.

     The Fund's secondary goal is moderate long-term growth.  The
Adviser considers "moderate long-term growth" to be approximately three-fourths of the average total return achieved over a five-year period on the S&P 500 Index. Moderate long-term growth is the Fund's secondary investment objective and may be changed by the Fund's Board of Directors without shareholder approval but with advance notice to shareholders in the form of the amended
Statement of Additional Information filed with the SEC.

     The Fund's investments will include both income-producing
equity securities and fixed income investments.   The Fund will
not be managed as a balanced portfolio and does not have a pre-
set asset allocation strategy which would require that a specific percentage of Fund assets be invested in equity-related
securities (i.e., stocks) and income-related securities (i.e.,
bonds) at all times.   However, the Fund normally will invest at
least 65% of its total assets in income-producing equity
securities.   The Fund's asset allocation will be determined by
the Adviser at any given time in light of its assessment of
current economic conditions and investment opportunities.  The
Fund will not limit its investments to any particular type or size of company or industry.  The Fund may invest in companies with small, medium and large market capitalizations if the
Adviser believes the companies have the potential to produce reasonable income and, secondarily, moderate long-term growth.

     In addition to relying, in part, on the ratings assigned to fixed income securities, the Fund also will rely on the Adviser's judgment, analysis and experience in evaluating the credit worthiness of the issuer. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of issuers' management and regulatory matters. The achievement of the Fund's investment objectives may be more dependent on the Advisers' own credit analysis than is the case for higher rated securities.

     For liquidity or flexibility, or as a temporary defensive measure because of adverse market, economic, political or other conditions, the Fund also may invest in cash, repurchase agreements and short-term, investment grade fixed income securities. These short-term instruments include United States
("U.S.") Government obligations (including bills, notes and bonds), certificates of deposit, bankers' acceptances, commercial paper (rated A-1 or A-2 by Standard and Poor's or Prime-1 or Prime-2 by Moody's or the equivalent by any other national rating organization, or unrated but deemed by the Adviser to be of comparable quality to instruments so rated on the date of purchase), short-term corporate debt issues and repurchase agreements. During these periods the Fund may not achieve its investment objective.

     Generally, the Fund does not intend to purchase securities for short-term trading; however, when circumstances warrant, securities may be sold without regard to the length of time held.
Furthermore, the Fund does not intend to engage in investment techniques such as leveraging, short-selling, options and futures transactions or lending portfolio securities.

EQUITY INVESTMENTS

     The Fund normally will invest at least 65% of its total assets in income-producing equity securities, which may include common stocks, preferred stocks and securities convertible into common or preferred stocks. The Adviser generally selects income-producing securities which have a higher expected dividend yield than the current quoted dividend yield on the S&P 500 Index. If the Fund invests in an equity security that pays a dividend at a rate below the yield of the S&P 500 Index at the time of purchase, the Adviser will attempt to offset this lower rate through other holdings that pay dividends or interest at rates deemed to be sufficient so that the Fund's current net income exceeds the yield of the S&P 500 Index. The Fund generally will acquire equity securities with dividend paying histories or which pay current dividends. The Fund only may invest in preferred stock and convertible securities if such securities provide a current interest or dividend payment stream at the time of purchase.

FIXED INCOME INVESTMENTS

     The portion of the Fund's assets not invested in income-producing equity securities generally will be invested in corporate and government fixed income securities, which may include notes, bonds and debentures. As discussed further below, the Fund's corporate fixed income investments may include investment grade and non-investment grade fixed income securities.

     Governmental fixed income securities include obligations supported by the full faith and credit of the United States, such as U.S. Treasury obligations and obligations of certain instrumentalities and agencies, and mortgage-backed and related securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or issued or guaranteed by private issuers or guarantors equivalent to the quality standards of corporate fixed income securities, and other government securities.

     The Fund invests in both short-term and long-term debt securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. The Fund is not limited as to the maturities of the securities in which it invests. The weighted average maturity, which is likely to vary from time to time, of the corporate bonds owned by the Fund on March 31, 1999 was 4.7 years.

CREDIT QUALITY OF FUND INVESTMENTS

     The Fund may invest in both investment grade and non-investment grade securities. The Fund's investments may include both rated and unrated securities. In selecting rated investments, the Adviser will rely upon the ratings assigned to certain income-producing equity securities and debt securities.
The Fund will invest in unrated securities when the Adviser believes the financial condition of the issuers of such securities and/or protection offered by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

      At time of investment, not more that 35% of the Fund's total assets may be invested in non-investment grade preferred stocks, convertible securities and debt securities. In addition, the Fund only may invest in securities rated at least B (or its equivalent) by any national rating organization at the time of purchase (or unrated but believed to be of comparable quality at the time of purchase by the Adviser). However, subsequent to the purchase, the ratings of the securities may fall below B.

OTHER INVESTMENTS

     The Fund also may invest in the following types of securities, subject to certain limitations as described below:

               Repurchase agreements (only with a member bank of the Federal Reserve System or a primary dealer in U.S.
          government securities, and only in an amount not to exceed 20% of the Fund's total net assets, taken at market, at the time of investment; and within that limit, that repurchase agreements maturing in more than seven days will not constitute more than 10% of the value of the total net assets)

               Securities issued in private placements (subject to the restriction that investments in bonds, debentures and debt securities distributed in private placements cannot exceed 10% of the value of the total net assets of the Fund)

               Securities of real estate investment trusts
          ("REITs") and other real estate-based securities
          (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities
          Dealers Automated Quotation System ("NASDAQ") (subject to the restriction that at time of investment, the Fund may not invest more than 10% in value of the Funds' total assets in REITs and not more than 25% in value of the Fund's total assets in the real estate industry in the aggregate)

               Securities of other investment companies (up to 10% of the Fund's total assets at the time of investment, and provided no sales charge or commission is incurred)

     To the extent the Fund invests in securities issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), such securities will not be registered for purchase and sale by the public under the Act.
The determination of the liquidity of these securities is a question of fact for the Board of Directors to determine, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL

     The Fund's Board of Directors may change the following restrictions without shareholder approval:

              Not more than 5% of the Fund's total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (i.e., companies which have a record of less than three years' continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business)

              No investments in oil, gas or other mineral leases are permitted (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

              No investments in puts, calls, straddles, spreads or any combination thereof are permitted, and the Fund will not invest in options, financial futures or stock index futures, other than hedging positions or positions covered by cash or securities, if as a result thereof, more than 5% of the Fund's assets would be so invested

              No investments in securities of other open-end investment companies

              No short sales of securities are permitted

              No purchases or sales of real property are permitted (including limited partnership interests, but excluding readily marketable interests in REITs or readily marketable securities of companies which invest in real estate)

              No purchases of securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended

The Board will give advance notice to shareholders of any change to these restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, changes afterwards in the market value of the investment or the total assets of the Fund will not result in a violation of that restriction.


                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy (all percentage limitations apply on the date of investment by the Fund):

          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a) the purchase of a portion of an issue of publicly distributed debt securities;

                    (b)  the purchase of bank certificates of
               deposit or commercial paper;

                    (c)  investment in repurchase agreements in
               an amount not to exceed 20% of the total net assets of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 10% of the value of the total net assets; and

                    (d)  the purchase of a portion of bonds,
               debentures or other debt securities of types commonly distributed in private placements to financial institutions, such illiquid amount of which shall not exceed 10% of the value of the total net assets of the Fund.

          2. The Fund may not issue senior securities in violation of the 1940 Act. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets, and the Fund may make borrowings from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While the Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons, the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

          3. The Fund will not mortgage, pledge or hypothecate any of its assets except to secure permitted borrowings and then only in an amount up to 15% of the value of the Fund's total net assets taken at cost at the time of such borrowings.

          4. Investments will not be made for the purpose of exercising control or management of any company. In addition, the Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          5. The Fund may not purchase the securities of any one issuer, except securities issued or guaranteed by the United States or its instrumentalities or agencies, if immediately after and as a result of such purchase the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

          6. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries. This restriction does not apply to U.S. government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          7. The Fund may not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.



                     DESCRIPTION OF RATINGS

     As set forth in the Prospectus, the Fund may invest in various debt securities, convertible securities and preferred stock that are assigned specific ratings by nationally recognized statistical rating organizations ("NRSROs"), including Standard &
Poor's Corporation and Moody's Investor Services, Inc. A brief description of various of the ratings and their meanings follows.

     DEBT SECURITIES

     STANDARD AND POOR'S CORPORATION. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The ratings are based in varying degrees on the following considerations: (i) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation; and
(iii) protection afforded by, and the relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     S&P's rating categories are as follows:

AAA            rated bonds are highest grade obligations.  They
          possess the ultimate degree of protection as to
          principal and interest.  Marketwise, they move with
          interest rates, and hence, provide the maximum safety
          on all counts.

AA             rated bonds also qualify as high-grade
          obligations, and in the majority of instances differ
          from AAA issues only in a small degree.  Here, too,
          prices move with the long-term money market.

A              rated bonds are regarded as upper medium-grade.
          They have considerable investment strength but are not
          entirely free from adverse effects of changes in
          economic and trade conditions.  Interest and principal
          are regarded as safe.  They predominantly reflect money
          rates in their market behavior, but to some extent,
          also economic conditions.

BBB            rated bonds, or medium-grade category bonds, are
          borderline between definitely sound obligations and
          those where the speculative element begins to
          predominate.  These bonds have adequate asset coverage
          and normally are protected by satisfactory earnings.
          Their susceptibility to changing conditions,
          particularly to depressions, necessitates constant
          watching.  Marketwise, the bonds are more responsive to
          business and trade conditions than to interest rates.
          This group is the lowest which qualifies for commercial
          bank investment.

BB-B           rated bonds are regarded, on balance, as
          predominantly speculative with respect to the issuer's
          capacity to pay interest and repay principal in
          accordance with the terms of the obligation.  While
          such bonds will likely have some quality and protective
          characteristics, these are outweighed by large
          uncertainties or major risk exposures to adverse
          conditions.

CCC            rated bonds have a currently identifiable
          vulnerability to default, and are dependent upon
          favorable business, financial and economic conditions
          to meet timely payment of interest and repayment of
          principal.  In the event of adverse business, financial
          or economic conditions, they are not likely to have the
          capacity to pay interest and repay principal.

CC-C           rated bonds are usually bonds which are
          subordinated to senior debt that is assigned an actual
          or implied "CCC" or "CCC-" rating.  A "C" rated bond
          may also involve a situation where a bankruptcy
          petition has been filed, but debt service payments are
          continued.

D              rated bonds are in payment default.  They involve
          a situation where interest payments or principal
          payments are not made on the date due even if the
          applicable grace period has not expired, unless
          Standard & Poor's believes such payments will be made
          during such grace period.  A "D" rated bond may also
          involve the filing of a bankruptcy petition if debt
          service payments are jeopardized.

     MOODY'S INVESTORS SERVICES, INC. Moody's bond rating categories are as follows:

AAA            rated bonds are judged to be of the best quality.
          They carry the smallest degree of investment risk and
          are generally referred to as "gilt edged."  Interest
          payments are protected by a large or by an
          exceptionally stable margin and principal is secure.
          While the various protective elements are likely to
          change, such changes as can be visualized are most
          unlikely to impair the fundamentally strong position of
          such issues.

AA             rated bonds are judged to be of high quality by
          all standards.  Together with the Aaa group they
          comprise what are generally known as high-grade bonds.
          They are rated lower than the best bonds because
          margins of protection may not be as large as in Aaa
          securities, or fluctuation of protective elements may
          be of greater amplitude, or there may be other elements
          present which make the long-term risk appear somewhat
          larger than in Aaa securities.

A              rated bonds possess many favorable investment
          attributes and are to be considered as upper medium-
          grade obligations.  Factors giving security to
          principal and interest are considered adequate, but
          elements may be present which suggest a susceptibility
          to impairment sometime in the future.

BAA            rated bonds are considered as medium-grade
          obligations, i.e., they are neither highly protected
          nor poorly secured.  Interest payments and principal
          security appear adequate for the present, but certain
          protective elements may be lacking or may be
          characteristically unreliable over any great length of
          time.  Such bonds lack outstanding investment
          characteristics and, in fact, have speculative
          characteristics as well.

BA             rated bonds are judged to have speculative
          elements; their future cannot be considered as well
          assured.  Often the protection of interest and
          principal payments may be very moderate and thereby not
          well safeguarded during both good and bad times over
          the future.  Uncertainty of position characterizes
          bonds in this class.

B              rated bonds generally lack characteristics of the
          desirable investment.  Assurance of interest and
          principal payments or of maintenance of other terms of
          the contract over any long period of time may be small.

CAA            rated bonds are of poor standing.  Such issues may
          be in default or there may be present elements of
          danger with respect to principal or interest.

CA             rated bonds represent obligations which are
          speculative in a high degree.  They are often in
          default or have other marked shortcomings.

C              rated bonds are the lowest rated class of bonds.
          Bonds so rated can be regarded as having extremely poor
          prospects of ever attaining any real investment
          standing.

     The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. Such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

PREFERRED STOCK

     STANDARD & POOR'S CORPORATION. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

          I. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

          II.  Nature of, and provisions of, the issue.

          III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

     S&P's rating categories for preferred stock are as follows:

AAA This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB  An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse
     economic conditions or changing circumstances are more
     likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
     category.
BB,  Preferred stock rated "BB," "B," and "CCC" are regarded,  on
B    balance,  as predominantly speculative with respect  to  the
CCC  issuer's capacity to pay preferred stock obligations.   "BB"
     indicates  the  lowest degree of speculation and  "CCC"  the
     highest  degree  of speculation.   While  such  issues  will
     likely  have  some  quality and protective  characteristics, these  are  outweighed by large uncertainties or major  risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

CA   Preferred stock rated "C" is a non-paying issue.

DA Preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

     MOODY'S INVESTORS SERVICES, INC. Because of the fundamental differences between preferred stocks and bonds, Moody's uses a variation of its bond rating symbols in the quality ranking of preferred stock. The symbols, presented below, are designed by Moody's to avoid comparison with bond quality in absolute terms.
It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and these securities are rated by Moody's within the universe of preferred stocks.

     Moody's preferred stock ratings are as follows:

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While the risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
     Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

GENERAL

     The S&P "AA" and "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Moody's security rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.


                        INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE GENERAL
RISKS OF INVESTING IN THE FUND.  AS WITH ANY MUTUAL FUND, THERE
CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS GOALS OR THAT YOU
WON'T LOSE MONEY ON YOUR INVESTMENT.  THERE IS NO GUARANTEE THE
FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.

     Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:

     STOCK MARKET RISK. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down.
Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market is rising or falling. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund.

     CREDIT RISK.  Credit risk refers to an issuer's ability to make timely payments of interest or principal.  The Fund may invest in non-investment grade securities (securities with lower credit qualities).  Recognized rating agencies consider non-
investment grade securities to be speculative with respect to the
issuer's continuing ability to pay interest or principal.   Lower
grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the
Fund's interest in such securities than investments in higher grade securities.  Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities.  In addition, the achievement of the Fund's investment goals may be more
dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt
securities.

     While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

     INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund may invest, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities.

     In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

     RISKS RELATED TO PREFERRED STOCK AND CONVERTIBLE
INVESTMENTS. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable.
Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date.
Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.

      The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities
(such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

     INVESTMENTS IN UNRATED DEBT SECURITIES. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

     HIGH YIELD BOND MARKET RISK.   The entire high yield bond
market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's
volatility.

     CALL RISK. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

     SELECTION RISK. The Fund also faces selection risk, which is the risk that the investments the Fund purchases will underperform the markets or other mutual funds with similar investment objectives and strategies.

     LIQUIDITY RISK. From time to time, the Fund may purchase securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly.
Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value. However, the Fund is subject to an investment restriction that the Fund will not invest more than 10% of its total net assets in bonds, debentures and debt securities distributed in private placements. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

     RISKS RELATED TO INVESTMENTS IN REPURCHASE AGREEMENTS.  The
Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S.
Government securities.  Under such agreements, the Fund buys U.S.
Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value. At time of investment, not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements.

     RISKS RELATED TO INVESTMENTS IN REITS AND OTHER REAL ESTATE-
BASED SECURITIES. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities are dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.
For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors.
In addition, these securities also are subject to market risk
(the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise).
At time of investment, not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street,
Suite 1010, Milwaukee, Wisconsin, is the Fund's investment
adviser.  The Adviser furnishes the Fund with continuous
investment service and is responsible for overall management of the Fund's business affairs subject to supervision by the Fund's
Board of Directors.  The Adviser is the investment adviser to five other mutual funds, and to approximately 25 institutions and individuals with substantial investment portfolios.  The other five mutual funds it advises are Nicholas Fund, Inc., Nicholas
II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund,
Inc. and Nicholas Money Market Fund, Inc., with primary
investment objectives and net assets set forth below.
                                                                   NET
                                                                 ASSETS AT
       FUND                  PRIMARY INVESTMENT OBJECTIVE     MARCH 31, 1999
    ----------               ----------------------------     --------------
Nicholas Fund, Inc.              Capital Appreciation          $5,619,380,197
Nicholas II, Inc.                Long-Term Growth               1,025,443,733
Nicholas Limited Edition, Inc.   Long-Term Growth                 316,277,568
Nicholas Income Fund, Inc.       High Current Income               36,867,198
Nicholas Money Market Fund, Inc. Current Income                   166,513,123

    The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is seven-tenths of one percent (.70 of 1%) of the average net asset value of the Fund, up to and including
$50,000,000, and six-tenths of one percent (.60 of 1%) of the average net asset value in excess of $50,000,000.

    From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors. Effective February 12, 1996, the Adviser began to absorb all Fund expenses in excess of 0.90% of net assets. For the fiscal years ended March 31, 1997, 1998 and 1999, the Adviser reimbursed $50,419, $46,168 and
$52,886 to the Fund. During the fiscal years ended March 31, 1997, 1998 and 1999, the Fund paid the Adviser an aggregate of $77,384 (after reimbursement of $50,419), $129,059 (after reimbursement of $46,168), and $135,625 (after reimbursement of $52,886), respectively, in fees.

    Under anInvestment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser pays all executive expenses and pays all sales and promotional expenses of the Fund other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays all of its operating expenses, including, but not limited to, the costs of preparing and printing post-effective amendments to its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto and of preparing and printing registration statements in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal expenses.
"Operating expenses" which are paid by the Fund also include but are not limited to fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

    The Adviser also has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, litigation and extraordinary expenses, exceed the lowest (i.e., most restrictive) percentage of the Fund's average net assets established by the laws of the states in which the Fund's shares are registered for sale, as determined by valuations made as of the close of each business day of the year. The Adviser shall reimburse the Fund at the end of any fiscal year in which the aggregate annual operating expenses exceed such restrictive percentage. The total expenses of the Fund as a percentage of net assets for the fiscal years ended
March 31, 1998 and 1999 were 0.90% in each year after a voluntary waiver. However, the Adviser was not required to reimburse the Fund for excess expenses for the fiscal years ended March 31, 1998 or 1999.

    The agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice.
Otherwise, the agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940
Act, as amended, cast in person at a meeting called for the purpose of voting for such approval.

    Albert O. Nicholas is President, Portfolio Manager and a
Director of the Fund, is also Chairman, Chief Executive Officer and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice
President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is
Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas.
Lynn S. Nicholas, Senior Vice President of the Fund, is Senior
Vice President of the Adviser.  She is the daughter of Albert O.
Nicholas. David O. Nicholas, Senior Vice President of the Fund, is President and Chief Investment Officer and a Director of the Adviser. He is the son of Albert O. Nicholas. Candace L. Lesak,
Vice President of the Fund, is an employee of the Adviser.  Tracy
C. Eberlein, an Assistant Vice President of the Fund, also is an employee of the Adviser. Jeffrey T. May, Senior Vice President and Treasurer of the Fund, is Senior Vice President and Treasurer of the Adviser. Mark J. Giese, Vice President of the Fund, also is Vice President of the Adviser. David E. Leichtfuss, Secretary and Director of the Adviser, is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to both the Fund and the Adviser. Daniel J. Nicholas, 2618
Harlem Boulevard, Rockford, Illinois, is a Director of the
Adviser, a brother of Albert O. Nicholas, and a private investor.

           MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
               AND PORTFOLIO MANAGERS OF THE FUND

    The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The
Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance.The following table sets forth the pertinent information about the Fund's officers and directors at July 31, 1999:

 Name, Age and          Positions         Principal Occupations
 Address                Held              During Past
                        with Fund         Five Years
-------------------    -------------     -------------------------
* Albert O.              President,     Chief Executive Officer
Nicholas, 68             Director       and Chairman of the
700 North Water          and            Board, Nicholas Company,
Street                   Co-            Inc., the Adviser to the
Milwaukee, WI  53202     Portfolio      Fund.  He has been
                         Manager        Portfolio Manager (Co-
                                        Portfolio Manager, in the
                                        case of the Fund, since
                                        November, 1996) for, and
                                        primarily responsible
                                        for, the day-to-day
                                        management of the
                                        portfolios of the Fund,
                                        Nicholas Equity Income
                                        Fund, Inc. and Nicholas
                                        Income Fund, Inc. since
                                        the Adviser has served as
                                        investment adviser for
                                        such funds.  He was the
                                        Portfolio Manager for
                                        Nicholas II, Inc. and
                                        Nicholas Limited Edition,
                                        Inc. from the date of
                                        each such fund's
                                        inception until March
                                        1993.  He is a Chartered
                                        Financial Analyst.

Melvin L. Schultz, 66    Director       Director and Management
3636 North 124th Street                 Consultant, Professional
Wauwatosa, WI  53222                    Management of Milwaukee,
                                        Inc.  He is a Certified
                                        Professional Business
                                        Consultant and provides
                                        financial advice to
                                        members of the medical
                                        and dental professions.

Richard Seaman, 73       Director       Management Consultant, on
5270 North Maple                        an independent basis
Lane                                    primarily in the areas of
Nashotah, WI  53058                     mergers, acquisitions and
                                        strategic planning.

Robert H. Bock, 67       Director       Professor, University of
102 Commerce                            Wisconsin School of
1155 Observatory                        Business, Madison,
Drive                                   Wisconsin.  From 1973 to
Madison, WI  53706                      1984 he was the Dean of
                                        the School of Business at
                                        the University of
                                        Wisconsin.

David L. Johnson, 57     Executive      Executive Vice-President,
700 North Water          Vice-          Nicholas Company, Inc.,
Street                   President      the Adviser to the Fund,
Milwaukee, WI  53202                    since 1980.  He is a
                                        Chartered Financial
                                        Analyst.

Thomas J. Saeger, 55     Executive      Executive Vice-President
700 North Water          Vice-          and Assistant Secretary,
Street                   President,     Nicholas Company, Inc.,
Milwaukee, WI  53202     Secretary      the Adviser to the Fund,
                                        since 1969.  He is a
                                        Certified Public
                                        Accountant.

Lynn S. Nicholas, 43     Senior         Senior Vice-President,
700 North Water          Vice-          Nicholas Company, Inc.,
Street                   President      the Adviser to the Fund,
Milwaukee, WI  53202                    and employed by the
                                        Adviser since 1983.  She
                                        is a Chartered Financial
                                        Analyst.

David O. Nicholas, 38    Senior         President, Chief
700 North Water Street   Vice-          Investment Officer and
Milwaukee, WI  53202     President,     Director, Nicholas
                         Co-            Company, Inc., the
                         Portfolio      Adviser to the Fund and
                         Manager        employed by the Adviser
                                        since 1985.  He has been
                                        Portfolio Manager for,
                                        and primarily responsible
                                        for, the day-to-day
                                        management of the
                                        portfolios of Nicholas
                                        II, Inc. and Nicholas
                                        Limited Edition, Inc.
                                        since March, 1993, and Co-
                                        Portfolio Manager of the
                                        Fund since November,
                                        1996.  He is a Chartered
                                        Financial Analyst.

Jeffrey T. May, 43       Senior         Senior Vice-President and
700 North Water          Vice-          Treasurer of Nicholas
Street                   President,     Company, Inc., the
Milwaukee, WI  53202     Treasurer      Adviser to the Fund and
                                        employed by the Adviser
                                        since 1987.  He is a
                                        Certified Public
                                        Accountant.

Candace L. Lesak, 41     Vice-          Employee of Nicholas
700 North Water          President      Company, Inc., the
Street                                  Adviser to the Fund,
Milwaukee, WI  53202                    since 1983.  She is a
                                        Certified Financial
                                        Planner.

Tracy C. Eberlein, 38    Assistant      Employee of Nicholas
700 N Water Street       Vice-          Company, Inc., the
Milwaukee, WI  53202     President      Adviser to the Fund,
                                        since 1985.  She is a
                                        Certified Financial
                                        Planner.
____________________

* Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser. Mr. Nicholas is Chief
  Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

  See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

  The aggregate remuneration paid by the Fund during the fiscal year ended March 31, 1999 to all Fund directors as a group amounted to $3,600. No remuneration is paid to officers and directors of the Fund who are "interested persons" of the Adviser.

  The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended March
31, 1999. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.


		       Aggregate       Pension or Retirement    Estimated         Total Compensation
		       Compensation    Benefits Accrued As      Annual Benefits   From Fund and Fund
Name  and Position     From the Fund   Part of Fund Expenses    Upon Retirement   Complex Paid to Directors
------------------     -------------   ---------------------    ---------------   -------------------------
Albert O. Nicholas(2)  $0              $0                       $0                $0
Melvin L. Schultz(2)   $1,200          $0                       $0                $21,200
Richard Seaman(2)      $1,200          $0                       $0                $11,200
Robert H. Bock(2)      $1,200          $0                       $0                $11,386

___________
(1) During the fiscal year ended March 31, 1999, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the fiscal year ended March 31, 1999, the Fund compensated the disinterested directors at a rate of $500 per director per meeting attended and an annual retainer of $3,000 per director. Except for reimbursement of out-of-pocket expenses, the disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended March 31, 1999. All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2) Messrs. Albert O. Nicholas and Melvin L. Schultz are also members of the Board of Directors of Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc Messrs. Richard Seaman and Robert H. Bock are also members of the Board of Directors of Nicholas Equity Income Fund, Inc. and Nicholas II, Inc.


                     PRINCIPAL SHAREHOLDERS

  Mr. Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser, owned _________ shares of the Fund as of June 30, 1999. The Nicholas Family Foundation owned of record _________ shares. Ms. Nancy Nicholas, the spouse of Mr. Nicholas, owned of record _________ shares, and the Nicholas Company, Inc. Profit-Sharing Trust, of which Mr. Nicholas and Mr. David E. Leichtfuss are trustees, owned ________ shares (Messrs. Nicholas and Leichtfuss have the right, in conjunction with one another, to vote these shares). The collective beneficial ownership of Mr. Nicholas was _________ shares or ___% as of June 30, 1999. As a beneficial owner of more than 25% of the issued and outstanding shares of the Fund, Mr. Nicholas may be deemed to "control" the Fund, as such term is defined in the 1940 Act.

  No other persons are known to the Fund to own beneficially or of record 5% or more of the shares of the Fund as of June 30, 1999. All directors and executive officers of the Fund as a group (12 in number) beneficially owned approximately _____% of the full shares of the Fund as of June 30, 1999.


                     PRICING OF FUND SHARES

  When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") per share of the Fund. The NAV of a share of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

  Bid prices for debt securities are obtained from the Fund's pricing service which consults one or more market makers of each debt security being priced. Debt securities listed on a national exchange may be priced at the last sales price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Common stocks and other equity-type securities traded on a stock exchange or NASDAQ ordinarily will be valued on the basis of the last sale price on the date of valuation or in the absence of any sale on that day, the closing bid price. Securities for which current quotations are not readily available and other assets and liabilities of the Fund are valued at fair value using methods determined in good faith by the Board of Directors.



                    PURCHASE OF FUND SHARES

  MINIMUM INVESTMENTS. The minimum initial purchase is $2,000 and the minimum for any subsequent purchase is $100, except in the case of reinvested dividends and distributions. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2000 minimum required investment due to shareholder redemption (but not solely due to a decrease in NAV of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

  APPLICATION INFORMATION. Applications for the purchase of shares are made to Nicholas Equity Income Fund, Inc., c/o Firstar Mutual Fund Services, LLC ("Firstar"), P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. The Fund also has available an Automatic Investment Plan for shareholders. You should contact the Fund for additional information.

  When you make a purchase, your purchase price per share will be the NAV per share next determined after the time the Fund receives the application in proper order. The determination of the NAV for a particular day is applicable to all applications for the purchase of shares received bythe close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

         Applications to purchase Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

         Applications to purchase Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

  Purchase of shares will be made in full and fractional shares computed to three decimal places.

  You should be aware that DEPOSIT in the U.S. mail or with other independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

  Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an authorized agent of the Fund and is not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Your payment check should be drawn on a U.S. bank, savings and loan or credit union. Checks are subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

  WIRE PAYMENTS. You also may purchase Fund shares via the Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-
6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchases which will ensure prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

  Wire To:         Firstar Bank Milwaukee, N.A.
                   ABA 075000022

  Credit:          Firstar Mutual Funds Services, LLC
                   Account 112-952-137

  Further Credit:  Nicholas Equity Income Fund, Inc.
                   (shareholder account number)
                   (shareholder registration)

  The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal
Reserve wire system, or from incomplete wiring instructions.

  CERTIFICATES. The Fund won't issue certificates representing Fund shares purchased unless the shareholder specifically requests certificates in writing. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

  THIRD PARTY PURCHASES - USE OF A PROCESSING INTERMEDIARY TO PURCHASE FUND SHARES. You can purchase shares of the Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). If you do, the Processing Intermediary, rather than you, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Statement of Additional Information before you invest in the Fund this way.

  Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

  The Fund also may enter into arrangements with some Processing Intermediaries authorizing them to process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place purchase orders through an Authorized Agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

  Of course, you don't have to use the services of a Processing
Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.


                   REDEMPTION OF FUND SHARES

REDEMPTION PRICE. You may redeem all or part of your Fund shares by any of the following methods. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

         Requests for redemption of Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.
         Requests for redemption of Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

   THE FUND WILL RETURN AND NOT PROCESS REDEMPTION REQUESTS THAT
CONTAIN RESTRICTIONS AS TO THE TIME OR DATE REDEMPTIONS ARE TO BE
EFFECTED.

  If any portion of the shares to be redeemed represents an investment made by personal or certified check, the Fund reserves the right to hold a payment for up to 15 days or until satisfied that investments made by check have been collected, at which time the redemption request will be processed and payment made.

  WRITTEN REDEMPTIONS. If you redeem in writing, be sure that the redemption request is signed by each shareholder in the exact manner as the Fund account is registered and include the redemption amount and the shareholder account number.

         If you have certificates for your shares, you may redeem by delivering to the Fund, c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

         If you don't have certificates for your shares, you may redeem by delivering an original signed written request for redemption addressed to Nicholas Equity Income Fund, Inc., c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

  YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

  The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

  IF YOU ARE UNCERTAIN ABOUT WHAT DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN ORDER TO REDEEM SHARES IN WRITING, PLEASE WRITE OR CALL FIRSTAR (414-276-0535 OR 800-544-6547), PRIOR TO SUBMITTING A WRITTEN REDEMPTION REQUEST. A WRITTEN REDEMPTION REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN PROPER ORDER BY FIRSTAR.

  If you have an individual retirement account ("IRA"), a master retirement plan or other retirement plan you must indicate on your written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

  You should be aware that DEPOSIT in the mail or with other independent delivery services or receipt at Firstar's Post Office Box of redemption requests DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO THE FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

  TELEPHONE REDEMPTIONS. You can redeem your shares by telephone unless you declined this option in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar Bank Milwaukee, N.A. ("Firstar Bank") acts as custodian. Telephone redemptions can only be made by calling Firstar at 800-544-6547 or 414-276-0535. In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

  Telephone redemption requests must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day.
The minimum telephone redemption is $500 except when redeeming an account in full.

  The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

  EFFECT OF REDEMPTION. For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed. You may recognize capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further tax information.

  The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

  You may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

  SIGNATURE GUARANTEES. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

    *    if you change the ownership on your account

    * upon redemption of shares when certificates have been issued for your account

    * when you want the redemption proceeds sent to a different address than is registered on the account

    * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)

    * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

    * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request.

  In addition, you must have your signature guaranteed if you request redemptions of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

  THIRD PARTY REDEMPTIONS - USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES. As with the purchase of Fund shares, you may redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. You should read the program materials provided by the Processing Intermediary before you redeem your shares of the Fund this way. Then follow the instructions and procedures outlined.

  Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

  The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

  You do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.


           EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS

  Shares of the Fund may be exchanged for shares of other mutual funds for which the Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           MARCH 31, 1999
         ----                --------------------         ------------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                       a secondary consideration            $5,619,380,197

Nicholas II, Inc.      Capital appreciation; Income as
                       a secondary consideration            $1,025,443,733

Nicholas Limited
Edition, Inc. (1)      Long-term growth                     $  316,277,568

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value       $   236,867,198

Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity               $   166,513,123
____________
</TABLE
~~
(1) You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions), and that the exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

   If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares may be delayed an additional business day. In such a case, the exchanged amount would be uninvested for this one day period.

   If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

   An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than the your cost basis. An exchange between the funds involving master retirement or IRA accounts generally will not constitute a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further tax information.

   This exchange privilege is available only in states where shares of the fund being acquired may legally be sold and the privilege may be terminated or modified only upon 60 days advance notice to shareholders.

   Exchange of shares can be accomplished in the following ways:

   Exchange by Mail. You may exchange shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. without cost by written request. If you are interested in exercising the exchange by mail privilege you may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

   Exchange by Telephone. You also may exchange by telephone among all Nicholas mutual funds for which the Nicholas
   Company, Inc. serves as investment adviser. Only exchanges of $500 or more may be executed using the telephone exchange privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. You are allowed four telephone exchanges per account during any twelve month period.

     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.
Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone.
Telephone exchanges can only be made by calling Firstar at 414-
276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.


                    TRANSFER OF FUND SHARES

     You may transfer shares of the Fund in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar
(414-276-0535 or 800-544-6547) or Nicholas Company, Inc.
(414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

        DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund will generally seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers). However, the Code contains a number of complex tests relating to qualification as a regulated investment company which the Fund possibly might not meet in any particular year. If the Fund does not qualify as a "regulated investment company" under the Code, it would be treated for tax purposes as an ordinary corporation, and all its taxable income will be taxed to the Fund at corporate rates.

     The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment taxable income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The
Fund intends to make distributions necessary to avoid imposition of the excise tax.

     Dividends of the Fund, if any, are paid to shareholders usually in April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carry-overs), such gains are usually distributed to shareholders in December or April. It is the practice of the Fund to distribute capital gains in shares of the Fund at NAV or, at each shareholder's election, in cash.

     For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the
Fund, will be taxable to the Fund's shareholders, except those
shareholders that are not subject to tax on their income.   The
maximum tax rate on long-term capital gains for sales of
securities held greater than twelve months is 20%.   Income
distributed from the Fund's net investment income and net
realized short-term capital gains are taxable to shareholders as ordinary income.  The Fund will provide information to
shareholders concerning the character and federal tax treatment of all dividends and distributions.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV per share.

     Under federal law, some shareholders may be subject to a 31%
"backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and you are not subject to backup withholding.

     The foregoing tax discussion relates solely to federal income taxes and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

          DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan") .
You may elect to accept cash on the application to purchase shares of the Fund, by telephone or by separate written notification. All reinvestments are at the NAV per share in effect on the dividend or distribution date and are credited to the shareholder's account in full shares and fractional shares, if necessary. Firstar will notify you of the number of shares purchased and the price following each reinvestment period. If the application of such distributions to the purchase of additional shares of the Fund would result in the issuance of fractional shares, the Fund may, at its option, either issue fractional shares (computed to three decimal places) or pay to the shareholder cash equal to the value of the fractional share on the dividend or distribution payment date. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date.
The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

                   SYSTEMATIC WITHDRAWAL PLAN

     If you own Fund shares worth $10,000 or more at the current market value, you may open a Systematic Withdrawal Plan (the
"Plan") and receive monthly, quarterly, semi-annual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder.
Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

                 INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals who may receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype
IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

     Qualifying individuals who have a traditional IRA may make deductible contributors to a it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

     Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

     Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $2,000, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of your IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

                     MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan.
Consultation with a tax adviser regarding the tax consequences of the plan is recommended.

                           BROKERAGE

     The Adviser decides which securities to buy for the Fund and
went to sell them.   It also selects the broker or dealer who
places the Fund's investment business and negotiates their
commissions.  The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund.  This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as
reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer.
The research services provided by brokers consist of
recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions
affecting the stock market and the economy.  The Fund and the
Adviser are not affiliated with any broker.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. Section 28(e) of the Securities Exchange
Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction

     The Adviser believes it is important to its investment decision-making process to have access to independent research.
The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In instances where the Adviser determins that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which also are utilized by the Adviser in managing the Fund's portfolio.

     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction.
The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The
Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales generally are transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

     Brokerage commissions paid by the Fund during the fiscal year ended March 31, 1999, 1998 and 1997 totaled $29,767, $13,577 and $10,920, respectively.

                        PERFORMANCE DATA

     The Fund may from time to time include its "total return,"
"average annual total return," "yield" and "distribution rate" in advertisements or in information furnished to present and prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is the total return discounted for the number of represented time periods and is expressed as a percentage. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

                         P(1+T)n = ERV

                               or

                     Total Return = ERV - 1
                                    ---
                                     P

      Average Annual Total Return = nth root of ERV  - 1
                                                ---
                                                 P

where:

P    = a hypothetical initial payment of $1,000

T    = average annual total return

n    = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five and ten year periods.


                     One Year      Five Year           Ten Year
                     --------      ---------           --------
Total Return          (8.65)%        64.22%              65.09%
Average Annual
  Total Return        (8.65)%        10.43%               9.82%

     For purposes of the above calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

     These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors.
These factors should be considered when evaluating the Fund's performance.

     The "30-day yield" of the Fund is calculated by dividing the Fund's net investment income per share, as defined by the Securities and Exchange Commission, for the 30-day period by the net asset value per share on the last day of the stated period.
Net investment income represents dividends and interest generated by the Fund's portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder accounts. The calculation assumes the 30-day net investment income is compounded monthly for six months and then annualized.
The Fund's distribution rate is calculated by using annualized distributions and dividing by the net asset value per share on the last day of the period. Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund's portfolio securities at a point in time. The Fund's yield may be more or less than the amount actually distributed to shareholders
("distribution rate"). Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the Securities and Exchange Commission.

The yield is computed as follows:

     Yield     =  2[((A-B/CD)+1)6-1]
          where:
          A  = Dividend and interest income.
          B  = Expenses accrued for the period (net of
               expense reimbursement).
          C  = Average daily number of shares
               outstanding during the period that were entitled
               to receive dividends.
          D  = Maximum offering price per share on the
               last day of the period.

     In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including, but not limited to, the Dow Jones Industrial
Average, the Standard & Poor'sr Index Composites, NASDAQ, the
Russell 2000r Index and United States Department of Labor
Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund
Performance Analysis, Morningstar, Inc., CDA Investment
Technologies Inc. and Value Line, Inc.

                       CAPITAL STRUCTURE

     Nicholas Equity Income Fund, Inc. is authorized to issue
500,000,000 shares of common stock, $0.0001 par value per share.
Each share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. The shares are fully paid and non-assessable when issued. There are no conversion or sinking fund provisions applicable to shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors.

                       STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar, and direct that his account be credited with the shares. A shareholder may in writing direct Firstar at any time to issue a certificate for his shares without charge.

                         ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of Common Stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

                      SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends March 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.


                  CUSTODIAN AND TRANSFER AGENT

     Firstar Bank Milwaukee, N.A. ("Firstar Bank") acts as
Custodian of the Fund.  Firstar, 615 East Michigan Street,
Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend
Disbursing Agent of the Fund. As custodian, Firstar Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

           INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee,
Wisconsin 53202, are the independent accountants for the Fund.
Michael Best & Friedrich LLP, 100 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202, has passed on the legality of the shares of Common Stock of the Fund being offered.

                     FINANCIAL INFORMATION

     The schedule of investments, financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended March 31, 1999, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.





               NICHOLAS EQUITY INCOME FUND, INC.




                           FORM N-1A




                   PART C:  OTHER INFORMATION


                   PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS

      All exhibits required to be filed with this Form N-lA pursuant to Item 23 thereof are listed in the Exhibit Index appearing elsewhere in this Registration Statement and (i) appear in their entirety herein, or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission, as indicated in such Exhibit Index.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  THE
FUND

           The  Registrant is not under common control  with  any
other  person.  However, as of June 30, 1999, Albert O.  Nicholas may  be  deemed  to  beneficially own  ___%  of  the  issued  and outstanding shares of Common Stock of the Fund, and therefore may be  deemed to "control" the Fund, as such term is defined in  the
Investment  Company Act of 1940. The Registrant,  Nicholas  Fund,
Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc.,
Nicholas II, Inc. and Nicholas Money Market Fund, Inc., which are all  Maryland  corporations  and are diversified  management-type investment companies registered under the Investment Company  Act of  1940, as amended, share a common investment adviser, Nicholas
Company,  Inc.; however, each such fund has an independent  Board of  Directors  responsible  for supervising  the  investment  and
business  management  services  provided  by  the  Adviser.   The
Registrant does not control any other person.

ITEM 25.  INDEMNIFICATION

      (a)  Article Fourteenth of the Articles of Incorporation of
Registrant provides that the Registrant shall indemnify and advance expenses to its current acting and its former officers and directors to the fullest extent that indemnification of officers and directors is permitted by the Maryland General
Corporation Law.

      (b) Article VII, Section 7 of the By-laws of Registrant provides for the indemnification of officers and directors of Registrant for claims arising from his or her service to Registrant, excepting claims in which such officer or director has been adjudicated guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In the absence of any adjudication, indemnification will be determined by resolution of two-thirds of the members of the Board of Directors who are not "interested persons" and not involved in such action or claim.
In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      (c)   Registrant will maintain insurance coverage  for  the
benefit  of officers and directors with respect to many types  of claims  that may be made against them, some of which  may  be  in addition to those described in Article VII, Section 7 of the  By-
laws  of  Registrant, subject to the limitations of  federal  law
(see   Item  27(e),  below).   The  investment  adviser  to   the
Registrant,  Nicholas Company, Inc., has, by  resolution  of  its
Board   of   Directors,  agreed  to  indemnify  the  Registrant's
officers, directors and employees to the extent of any deductible or  retention amount required under insurance policies  providing coverage  to such persons in connection with liabilities incurred by them in such capacities.


      (d)   The  Annotated  Code  of Maryland,  Corporations  and
Associations,  Section  2-418  generally  provides  that,   under
certain circumstances, corporations may indemnify any person  who was  or  is  a  party to any action by virtue of having  been  an
officer,   director,  employee  or  agent  of  the   corporation,
including   indemnification  for  judgments,  fines,   settlement
amounts  and reasonable expenses actually incurred if the  person acted  in  good faith.  This statute also provides a  corporation
may   maintain  insurance  on  behalf  of  directors,   officers,
employees or agents for liabilities arising out of such  persons'
actions  in  such  position.  Such state law is  subject  to  the limitations of applicable federal law (see Item 27(e), below).

      (e)   Insofar  as  indemnification for liabilities  arising
under the Securities Act of 1933 or the Investment Company Act of
1940   may  be  permitted  to  officers,  directors,  controlling persons,  employees  and  agents of Registrant  pursuant  to  the
Articles of Incorporation, Article VII, Section 7 of the  By-laws of  Registrant,  Maryland law or otherwise, Registrant  has  been advised  that,  in  the  opinion of the Securities  and  Exchange
Commission,  such  indemnification is against  public  policy  as expressed in said Acts and is, therefore, unenforceable.  In  the event  a  claim  for indemnification for such liabilities  (other than  payment by Registrant of expenses incurred or  paid  by  an officer,  director,  controlling person,  employee  or  agent  in connection  with  the successful defense of any action,  suit  or proceeding)  is  asserted by such officer, director,  controlling person, employee or agent in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court  of  appropriate  jurisdiction the  question  whether  such indemnification  by it is against public policy as  expressed  in said  Acts and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS   AND  OTHER  CONNECTIONS  OF  THE  INVESTMENT
          ADVISER

           Incorporated by reference to pages __-__ of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

ITEM 27.  PRINCIPAL UNDERWRITERS

          None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

           All accounts, books or other documents required to  be
maintained  pursuant to Section 31(a) of the  Investment  Company
Act  of  1940,  as amended, and the rules of the  Securities  and
Exchange  Commission promulgated thereunder, are located  at  the
offices   of  Registrant,  700  North  Water  Street,  Milwaukee,
Wisconsin,  and  at  the  offices of Registrant's  custodian  and transfer agent.

ITEM 29.  MANAGEMENT SERVICES

          None.

ITEM 30.  UNDERTAKINGS

          The undersigned Registrant hereby undertakes to deliver
or  cause to be delivered with the prospectus, to each person  to whom the prospectus is sent or given, the latest annual report to security  holders  that  is  incorporated  by  reference  in  the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities and Exchange Act of  1934,  as  amended; and, where interim financial  information required to be presented by Article 3 of Regulation S-X  are  not set forth in the prospectus, to deliver, or cause to be delivered to  each  person  to whom the prospectus is sent  or  given,  the latest  quarterly  report  that is specifically  incorporated  by reference  in  the  prospectus to provide such interim  financial information.
                          EXHIBIT INDEX
                                                       SEQUENTIAL
EXHIBIT NO.               DESCRIPTION                   PAGE NO.
-----------               -----------                  ----------
 (a)           Articles of Incorporation of Registrant       *

 (b)           By-Laws of Registrant                         *

 (c)           Specimen  certificate evidencing
               common  stock, $0.0001 par value
               per share, of Registrant                      *

 (d)           Investment Advisory Agreement between
               Registrant and Nicholas Company, Inc.         *

 (g)           Custodian Agreement between Registrant
               and Firstar Trust Company                     *

 (i)           Opinion of Michael Best & Friedrich LLP,
               counsel to the Registrant,  concerning
               the legality of Registrant's common stock,
               including consent to the use thereof          **

 (j)           Consent of Arthur Andersen LLP,
               independent public accountants                **

 (k)           Financial Data Schedule                       ___

 (l)           Powers of Attorney                            *
_________________________

*     Incorporated  by  reference to previous  filings  with  the
      Securities and Exchange Commission.
**    To be filed by amendment.

                          SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nicholas Equity Income Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule
485(ba) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 19th day of May, 1999July, 1998.


                                    NICHOLAS EQUITY INCOME  FUND, INC.


					By:  /s/ Thomas J. Saeger
					   ------------------------
					      Thomas  J.  Saeger,
						Executive Vice
					   President and Secretary



      Pursuant to the requirements of the Securities Act of 1933, as  amended, and the Investment Company Act of 1940, as  amended,
this  Registration  Statement  has  been  signed  below  by   the
following persons in the capacities indicated on the  19th day of
May, 1999.

	  Signature                                Title
	  ---------                                -----

/s/ Albert O. Nicholas*                President,  Chief   Executive
    -------------------                Officer and Director
    Albert O. Nicholas

/s/ Thomas J. Saeger                   Executive   Vice   President,
    -----------------                  Secretary,  Chief   Financial
    Thomas J. Saeger                   Officer,      and       Chief
				       Accounting Officer

/s/Robert H. Bock*                     Director
   ----------------
   Robert H. Bock

/s/Richard Seaman*                     Director
   ----------------
   Richard Seaman

/s/Melvin L. Schultz*                  Director
   ------------------
   Melvin L. Schultz




   * By:              /s/Thomas J. Saeger
		       --------------------
		       Thomas J. Saeger, as
	      Attorney-in-Fact for the above officers
		and directors, under authority of
	       Powers of Attorney previously filed


                        LIST OF CONSENTS



1.   Consent of Michael Best & Friedrich
     (To be filed by amendment and included in Exhibit )


2.   Consent of Arthur Andersen LLP
     (To be filed by amendment and included as Exhibit (j))





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